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                                                                    Exhibit 10.2


                                                                        08/08/94

                         ADDENDUM TO MARKETING AGREEMENT

THIS EXHIBIT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THE CONFIDENTIAL INFORMATION HAS BEEN SO OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. IN PLACE OF SUCH OMITTED CONFIDENTIAL INFORMATION, "****" HAS BEEN INSERTED.

         Addendum executed this 9th day of August, 1994, between Information Technology, Inc., a Nebraska corporation ("ITI"), and Hyland Software, Inc., an Ohio corporation ("HYLAND").

                                    RECITALS

         A. ITI and HYLAND are the parties to that certain Marketing Agreement, dated January 18, 1994 (the "Agreement"), pursuant to which ITI has obtained from HYLAND certain exclusive marketing rights to the OnBase(TM) Information Management System software products; and

         B. The parties desire to modify the Agreement in certain respects and to provide for certain funding to occur in the form of prepayments to be made by ITI to HYLAND.

         NOW, THEREFORE, in consideration of the foregoing Recitals and of the covenants and promises herein and in the Agreement contained, the parties hereto agree as follows:

                                      TERMS

         1. Effect. Except as herein specifically amended, the Agreement remains in full force and effect. Terms defined in the Agreement are used herein as therein defined unless the context clearly otherwise requires.

         2. Effective Date. Except as otherwise herein expressly stated, this Addendum shall be deemed to be effective for all purposes at and as of July 1, 1994 (the "Effective Date").

         3. License Fees. Section 3.1 of the Agreement is hereby amended by reducing the license fee payable by ITI from **** of the Remarketer Price of the licensed Products to **** thereof.

         4. Prepayments. Commencing on the Effective Date and continuing on the first day of each succeeding month, ITI shall make a prepayment to HYLAND of the license fees payable under Section 3.1 of the Agreement, as herein amended, in the amount of **** to a maximum of seven (7) such prepayments totaling ****. Inasmuch as this Addendum is executed subsequent to the Effective Date, ITI shall immediately upon execution make the prepayment required to have been made on the Effective Date and any subsequent monthly prepayment which was to have occurred prior to execution of this Addendum.

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                        Confidential Treatment Requested

                                                                        08/08/94

         5. Recoupment of Prepayment. From and after the Effective Date all license fees payable by ITI to HYLAND pursuant to the Agreement as herein amended shall instead be retained by ITI and credited against the amounts prepaid hereunder until the entire amount of such prepayments has been recouped by ITI. Thereafter, ITI shall once again remit the license fee payments to HYLAND as in the Agreement, as amended, provided. If subsequent to any recoupment in full ITI again makes a prepayment pursuant to this Addendum, recoupment in the manner described in this paragraph 5 shall once again apply.

         6. Security. As security for its obligations hereunder and to insure ITI's ability to recoup all prepayments made hereunder, HYLAND agrees that if, by the first anniversary of the Effective Date, ITI has not recouped the entirety of the prepayments made hereunder, then and in that event, ITI shall be entitled to receive the source code version of the Products for its own use and benefit in any manner it desires, including the right to license the Products to any third party without restriction, provided, however, ITI shall have first given HYLAND notice of non-recoupment, specifying the amount required to make it whole. HYLAND shall, thereafter, have a period of thirty (30) days within which to pay said amount to ITI. If such repayment is not made and recoupment does not otherwise occur within said thirty (30) day period, then ITI shall be entitled to the source code. To further acknowledge the security herein given, HYLAND hereby grants ITI a security interest in the source code version of the Products, agrees to voluntarily provide the source code to ITI if ITI becomes entitled thereto pursuant to this Addendum and agrees, upon request by ITI, to execute any UCC-1 Financing Statement necessary to perfect such security interest and any mutually agreed upon amendment of the Escrow Agreement currently applicable to source code for the Products, as contemplated by Section
7.5 of the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Addendum the date and year first above written but effective for all purposes at and as of July 1, 1994.

INFORMATION TECHNOLOGY, INC.                   HYLAND SOFTWARE, INC.

BY: /s/ Donald F. Dillon                       BY: /s/ John P. Hyland
    -----------------------------------            ----------------------------
    Donald F. Dillon, President                    John P. Hyland, President

Address: 1345 Old Cheney Road                  Address: 4402 West 215 Street
         Lincoln, NE 68512                              Fairview Park OH 44126

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